CONTACT:	James E. Adams
Executive Vice President and Chief Financial Officer
423-278-3050

GREEN BANKSHARES REPORTS RESULTS FOR
FOURTH QUARTER AND FULL YEAR 2010

GREENEVILLE, Tenn. (February 1, 2011) – Green Bankshares, Inc. (NASDAQ:GRNB), the holding company for GreenBank, today reported results for the fourth quarter and year ended December 31, 2010.  These results included a net loss available to common shareholders of $52.8 million or $4.03 per diluted share for the quarter ended December 31, 2010, compared with a net loss available to common shareholders of $76,000 or $0.01 per diluted share for the same quarter a year ago.  The Company also reported a net loss available to common shareholders of $85.7 million or $6.54 per diluted share for the full year 2010 compared with a net loss available to common shareholders of $155.7 million or $11.91 per diluted share for the full year 2009.

The fourth quarter and full year results for 2010 reflected tax expense of $10.7 million or $0.82 per diluted share and $14.9 million or $1.14 per diluted share, respectively, despite the pre-tax loss before income taxes.  These income tax provisions primarily reflected non-cash charges to record a valuation allowance for deferred tax assets under accounting rules.  The year ended December 31, 2009, included a non-recurring, non-cash goodwill impairment charge of $143.4 million recorded in the second quarter of 2009.  In light of these charges, the Company believes that the most meaningful year-to-year performance comparison can be made on the basis of pre-tax income excluding the goodwill impairment charge.  On this basis, the Company's adjusted pre-tax loss for 2010 was $65.8 million versus a pre-tax loss of $24.3 million for 2009 (please refer to the non-GAAP financial measures reconciliation on page 6).

Stephen M. Rownd, Chairman and Chief Executive Officer, commented, "Our fourth quarter and the full year results for 2010 reflected a continuation of elevated credit costs incurred by virtue of higher loan loss provisions, as well as increased expenses associated with the revaluation and disposition of foreclosed properties. We continue to deal aggressively with asset quality issues in this difficult economic environment.  Although we have devoted significant attention to our asset quality issues, including having segregated these assets in our Special Assets Group so that we may diligently work through the resolution of each on an asset-by-asset basis, we are also seeking to improve the core earnings of the Company.

"Although the economic recovery in most of our markets remains uneven and more sluggish than anticipated, we remain committed to returning the Company to profitability as quickly and prudently as possible," Rownd continued.  "We believe our continued actions to segregate and dispose of problem assets will help us achieve that goal.  In our view, core fundamentals of the Company are strong; however, we remain cautious at this time due to the instability of and downward pressure on real estate values in our markets, and we realize that the elevated levels of non-performing assets will affect our ability to experience the full effects of any economic recovery immediately."

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Green Bankshares, Inc. ▪ 100 North Main Street ▪ Greeneville, TN  37743 ▪ (423) 639-5111

GRNB Reports Fourth Quarter Results

February 1, 2011

As a result of the fourth quarter loss for 2010, the Bank's capital ratios declined as noted below, remaining above the statutory minimums necessary to be deemed a well-capitalized financial institution, but dropping below the Tier 1 leverage ratio of 10.0% and the Total Risk-based Capital Ratio of 14.0% that the Bank had informally committed to its regulators that it would maintain as discussed further in the Company's Form 10-Q for the third quarter of 2010.

Estimated capital levels: (see the non-GAAP measurement reconciliation on page 6 regarding tangible equity and book value per share)

Consolidated:	4Q10	3Q10	2Q10	1Q10	4Q09
Tangible common book value per share	$5.23	$9.30	$11.95	$11.71	$11.44
Tangible common equity to assets ratio	2.88%	5.09%	6.25%	6.03%	5.77%
Bank Regulatory Ratios:
Tier 1 leverage ratio	8.88%	10.78%	11.86%	11.55%	10.70%
Tier 1 risk-based capital ratio	11.94%	13.53%	14.73%	14.06%	13.61%
Total risk-based capital ratio	13.22%	14.80%	15.99%	15.33%	14.87%

Net interest income:

(dollars in thousands)	4Q10	3Q10	2Q10	1Q10	4Q09
Net interest income	$19,714	$20,747	$21,473	$21,659	$20,578
Net interest margin	3.77%	3.90%	3.86%	3.90%	3.37%
Average earning assets	$2,094,399	$2,130,339	$2,248,240	$2,271,550	$2,445,872

•
Both net interest income and the net interest margin for the fourth quarter of 2010 were adversely affected by loan interest reversals totaling approximately $734 as $61,867 of loans were moved to non-accrual status.  Excluding interest reversals, net interest margin would have been 3.91% for the fourth quarter of 2010.

Credit quality:

Summary:
(dollars in thousands)	4Q10	3Q10	2Q10	1Q10	4Q09
Net loan charge-offs	$9,139	$36,549	$4,868	$3,882	$6,437
New non-accrual loans added	$61,867	$111,868	$22,415	$14,442	$31,111
Reserves to total loans	3.83%	2.74%	2.60%	2.52%	2.45%
Non-performing assets	$205,914	$197,159	$141,915	$135,366	$132,726

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GRNB Reports Fourth Quarter Results

February 1, 2011

Changes in non-performing assets:
(dollars in thousands)	Non-accrual Loans	OREO	Past Due > 90 days	Total (1)
September 30, 2010	$122,490	$73,699	$970	$197,159
Loan foreclosures	(15,418)	15,418	n/a	n/a
Gross loan charge-offs	(10,570)	n/a	n/a	(10,570)
New non-accrual loans	61,867	n/a	n/a	61,867
Reduction of non-accrual loans	(14,662)	n/a	n/a	(14,662)
Other real estate owned (OREO) sales proceeds	n/a	(7,100)	n/a	(7,100)
OREO write-downs, net	n/a	(21,922)	n/a	(21,922)
Change in past due > 90 days	n/a	n/a	1,142	1,142
December 31, 2010	$143,707	$60,095	$2,112	$205,914

(1)           On average, all non-performing assets have been written down almost 34%.

Loan portfolio migration:
				Dec. 31, 2010 from Dec. 31, 2009
(Dollars in thousands)	Dec. 31, 2010	Sept. 30, 2010	Dec. 31, 2009	Change	% Change
Commercial real estate portfolio:
Acquisition & development	$133,947	$145,500	$185,087	$(51,140)	(27.6)%
Lot warehouse	42,796	46,306	66,104	(23,308)	(35.3)%
Commercial 1-4 family construction	31,511	41,847	70,434	(38,923)	(55.3)%
Total speculative 1-4 family	208,254	233,653	321,625	(113,371)	(35.3)%

Commercial vacant land	77,081	84,321	101,679	(24,598)	(24.2)%
Commercial construction non-owner occupied	76,568	100,364	164,887	(88,319)	(53.6)%
Commercial construction owner occupied	5,407	5,454	28,213	(22,806)	(80.8)%
Consumer residential construction	14,161	13,801	19,073	(4,912)	(25.6)%
Total construction and development	173,217	203,940	313,852	(140,635)	(44.8)%

Non-owner occupied commercial real estate	427,291	439,519	397,028	30,263	7.6%

Total commercial real estate	$808,762	$877,112	$1,032,505	$(223,743)	(21.7)%

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GRNB Reports Fourth Quarter Results

February 1, 2011

The following information graphically displays the consolidated loan portfolio by purpose code as of December 31, 2010:

Non-interest income totaled approximately $7.1 million for the fourth quarter of 2010, down from $8.1 million from the fourth quarter of 2009.  This 13% decline primarily reflected a reduced level of service charges on deposit accounts.  During the fourth quarter, the Company refunded approximately $1.4 million of overdraft charges, related to point of sale debit card transactions and ATM transactions, assessed on specific accounts where customers had verbally agreed to "opt-in" to the overdraft protection program, but had not yet signed an "opt-in" agreement.  For the year, non-interest income totaled $32.5 million compared with $31.6 million for the same period last year, representing an increase of 3% due to higher service charges, trust and investment services income, and lower other-than-temporary impairment charges on investments.  The increased level of service charges for 2010 reflected the ongoing success of GreenBank's High Performance Checking product, which added 14,269 net new checking account customers during 2010, for a new account opening ratio of 2.05 new accounts for each account closed.

Non-interest expense totaled approximately $42.0 million for the fourth quarter of 2010,   compared with $20.5 million for the fourth quarter ended December 31, 2009.  Non-interest expense for 2010 totaled $110.8 million compared with $86.2 million for 2009, excluding a one-time, non-cash goodwill impairment charge of $143.4 million (please refer to the non-GAAP measures reconciliation on page 6).  The principal contributor to both quarterly and yearly non-interest expenses were increased losses incurred on the sale or revaluation of OREO and repossessed assets as the Company remained active in the disposal of these assets.

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GRNB Reports Fourth Quarter Results

February 1, 2011

Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $2.4 billion, is the holding company for GreenBank.  GreenBank, which traces its origin to 1890, has 63 branches across East and Middle Tennessee, and one branch each in Bristol, Virginia, and Hot Springs, North Carolina.  It also provides wealth management services through its GreenWealth Division and residential mortgage lending through its Mortgage Division.  In addition, GreenBank conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending and Fairway Title Co., a title insurance company.

Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements.  Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2009, as updated by the Company's quarterly reports for the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010, and include, but are not limited to, (1) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (2) continuation of the historically low short-term interest rate environment; (3) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (4) increased levels of non-performing and repossessed assets and the ability to resolve these may result in future losses; (5) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (6) rapid fluctuations or unanticipated changes in interest rates; (7) the impact of governmental restrictions on entities participating in the Capital Purchase Program (the "CPP") of the United States Department of the Treasury; (8) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments, like the Dodd-Frank Wall Street Reform and Consumer Protection Act, arising out of current unsettled conditions in the economy (9) the results of regulatory examinations; (10) increased competition with other financial institutions in the markets that GreenBank serves; (11) the Company recording a further valuation allowance related to its deferred tax asset; (12) exploring alternatives available for the future repayment or conversion of the preferred stock issued in the CPP; (13) further deterioration in the valuation of OREO; (14) inability to comply with regulatory capital requirements and to secure any required regulatory approvals for capital actions to raise capital if necessary to comply with any regulatory capital requirements; and (15) the loss of key personnel.  The Company undertakes no obligation to update forward-looking statements.

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GRNB Reports Fourth Quarter Results

February 1, 2011

GREEN BANKSHARES, INC.
Reconciliation of Non-GAAP Measures Presented in Earnings Release
(In thousands)

	Three Months Ended			Year Ended
	Dec. 31, 2010	Sept. 30, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
Income (loss) before income taxes	$(40,860)	$(34,056)	$1,833	$(65,785)	$(167,730)
Goodwill impairment charge	--	--	--	--	143,389
Adjusted pre-tax loss	$(40,860)	$(34,056)	$1,833	$(65,785)	$(24,341)

Total non-interest expense	$41,986	$27,009	$20,477	$110,815	$229,587
Goodwill impairment charge	--	--	--	--	(143,389)
Operating expenses	$41,986	$27,009	$20,477	$110,815	$86,198

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
Total shareholders' equity	$143,897	$197,824	$233,150	$230,189	$226,769
Less:
Core deposit and other intangibles	(6,751)	(7,398)	(8,044)	(8,684)	(9,335)
Preferred stock	(68,121)	(67,775)	(67,428)	(67,081)	(66,735)
Tangible common equity	$69,025	$122,651	$157,678	$154,424	$150,699

Tangible common book value per share	$5.23	$9.30	$11.95	$11.71	$11.44

Total assets	$2,406,040	$2,415,014	$2,529,332	$2,569,732	$2,619,139
Less:
Core deposit and other intangibles	(6,751)	(7,398)	(8,044)	(8,684)	(9,335)
Total tangible assets	$2,399,289	$2,407,616	$2,521,288	$2,561,048	$2,609,804

Tangible common equity to assets ratio	2.88%	5.09%	6.25%	6.03%	5.77%

Use of Non-GAAP financial measures

The above table presents computations and other financial information excluding the goodwill impairment charge incurred by the Company in the second quarter of 2009 and excluding the Company's preferred stock and intangible assets (non-GAAP).  The goodwill impairment charge is included in the financial results presented in accordance with generally accepted accounting principles (GAAP).  The Company believes that the exclusion of goodwill impairment in expressing net operating income (loss), operating expenses and earnings (loss) per share data provides a more meaningful base for period to period comparisons which will assist investors in analyzing the operating results of the Company and predicting operating performance.  The Company utilizes these non-GAAP financial measures to compare the operating performance with comparable periods in prior years and with internally prepared projections.  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited.  To mitigate these limitations, the Company has policies in place to address normal operating expenses, apart from goodwill impairment, to ensure that the Company's operating results are properly reflected for period to period comparisons.

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GRNB Reports Fourth Quarter Results

February 1, 2011
GREEN BANKSHARES, INC.
Unaudited Financial Highlights
(In thousands, except per share amounts)

	Three Months Ended			Year Ended
	Dec. 31, 2010	Sept. 30, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
Interest income	$28,213	$29,455	$33,424	$120,864	$138,456
Interest expense	8,499	8,708	12,846	37,271	57,931
Net interest income	19,714	20,747	20,578	83,593	80,525
Provision for loan losses	25,646	36,823	6,402	71,107	50,246
Net interest income (loss) after provision for loan losses	(5,932)	(16,076)	14,176	12,486	30,279
Non-interest income	7,058	9,029	8,134	32,544	31,578
Non-interest expense	41,986	27,009	20,477	110,815	229,587
Income (loss) before income taxes	(40,860)	(34,056)	1,833	(65,785)	(167,730)
Income tax provision (benefit)	10,688	1,098	659	14,910	(17,036)
Income (loss)	(51,548)	(35,154)	1,174	(80,695)	(150,694)
Preferred stock dividends and related cost	1,250	1,251	1,250	5,001	4,982
Net income (loss) available to common shareholders	$(52,798)	$(36,405)	$(76)	$(85,696)	$(155,676)
Comprehensive income (loss)	$(53,173)	$(34,583)	$120	$(79,885)	$(149,842)

Earnings (loss) per common share:
Basic	$(4.03)	$(2.78)	$(0.01)	$(6.54)	$(11.91)
Diluted 1	$(4.03)	$(2.78)	$(0.01)	$(6.54)	$(11.91)

Weighted average common shares:
Basic	13,098	13,098	13,070	13,094	13,068
Diluted	13,098	13,098	13,070	13,094	13,068

	Dec. 31, 2010	Sept. 30, 2010	Dec. 31, 2009
Total assets	$2,406,040	$2,415,014	$2,619,139
Cash and cash equivalents	294,214	206,391	210,494
Investment and other securities	215,201	178,307	172,084
Loans, net of unearned interest	1,745,378	1,835,591	2,043,807
Allowance for loan losses	(66,830)	(50,322)	(50,161)
Deposits	1,976,854	1,916,544	2,084,096
Shareholders' equity	143,897	197,824	226,769
Common shareholders' equity 2	75,776	130,049	160,034
Tangible common shareholders' equity 3	69,025	122,651	150,699
Common book value per share 2	5.75	9.86	12.15
Tangible common book value per share 3	5.23	9.30	11.44

1
Diluted weighted average shares outstanding exclude 92,674, 94,267 and 101,258 restricted average shares for the three-month periods ended December 31, 2010, September 30, 2010, and December 31, 2009, respectively, and exclude 92,979, 93,242 and 96,971 restricted average shares for the twelve, nine and twelve-month periods ended December 31, 2010, September 30, 2010, and December 31, 2009, respectively, because their impact would be anti-dilutive.

2	Common shareholders' equity is shareholders' equity less preferred stock.
3	Tangible common shareholders' equity is shareholders' equity less intangible assets and preferred stock.

-END-

GREEN BANKSHARES, INC.
Consolidated Balance Sheets
December 31, 2010, September 30, 2010, and December 31, 2009
(Dollars in thousands)

	(Unaudited)	(Unaudited)	(Unaudited)
	December 31,	September 30,	December 31,
	2010	2010	2009*
ASSETS

Cash and due from banks	$289,358	$202,709	$206,701
Federal funds sold	4,856	3,682	3,793
Cash and cash equivalents	294,214	206,391	210,494

Interest earning deposits in other banks	-	1,014	11,000
Securities available-for-sale ("AFS")	202,002	163,964	147,724
Securities held-to-maturity (with a market value of $467, $603, and $638
on December 31, 2010, September 30, 2010, and December 31, 2009)	465	595	626
FHLB and other stock, at cost	12,734	12,734	12,734
Loans held for sale	1,299	2,091	1,533
Loans, net of unearned income	1,745,378	1,835,591	2,043,807
Allowance for loan losses	(66,830)	(50,322)	(50,161)
Other real estate owned and repossessed assets	60,095	73,699	57,168
Bank premises and equipment, net	78,794	79,657	81,818
Cash surrender value of life insurance	31,479	31,171	30,277
Goodwill	-	-	-
Core deposit and other intangibles	6,751	7,398	9,335
Deferred Tax Asset (net of valuation allowance of $43,455, $14,618, and $0
on December 31, 2010, September 30, 2010, and December 31, 2009)	14,848	24,422	13,600
Other assets	24,811	26,609	49,184
Total assets	$2,406,040	$2,415,014	$2,619,139

LIABILITIES AND SHAREHOLDERS' EQUITY

Non-interest-bearing deposits	$152,752	$165,642	$177,602
Interest-bearing deposits	1,822,703	1,749,503	1,899,910
Brokered deposits	1,399	1,399	6,584
Total deposits	1,976,854	1,916,544	2,084,096

Repurchase agreements	19,413	22,641	24,449
FHLB advances and notes payable	158,653	170,884	171,999
Subordinated debentures	88,662	88,662	88,662
Accrued interest payable and other liabilities	18,561	18,459	23,164
Total liabilities	2,262,143	2,217,190	2,392,370

SHAREHOLDERS' EQUITY

Preferred stock: no par value, 1,000,000 shares authorized;
72,278, 72,278 and 72,278 shares outstanding	68,121	67,775	66,735
Common stock: $2 par value, 20,000,000 shares authorized;
13,188,896, 13,190,300, and 13,171,474 shares outstanding	26,378	26,381	26,343
Common stock warrants	6,934	6,934	6,934
Additional paid in capital	188,901	188,749	188,310
Retained earnings (deficit)	(147,436)	(94,638)	(61,742)
Accumulated other comprehensive income	999	2,623	189
Total shareholders' equity	143,897	197,824	226,769

Total liabilities & shareholders' equity	$2,406,040	$2,415,014	$2,619,139

* Derived from Audited Consolidated Financial Statements.

GREEN BANKSHARES, INC.
Consolidated Statements of Income and Comprehensive Income
Three Months Ended December 31, 2010, September 30, 2010, and December 31, 2009 and Twelve Months Ended December 31, 2010 and 2009
(Unaudited)

(Dollars in thousands except share and per share data)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2010	2010	2009	2010	2009

Interest income:
Interest and fees on loans	$26,543	$27,744	$31,480	$113,721	$129,212
Taxable securities	1,078	1,181	1,303	4,938	7,035
Nontaxable securities	319	304	311	1,241	1,260
FHLB and other stock	122	136	137	530	573
Federal funds sold and other	151	90	193	434	376
Total interest income	28,213	29,455	33,424	120,864	138,456

Interest expense:
Deposits	6,303	6,444	10,124	28,434	45,768
Federal funds purchased and repurchase agreements	5	6	7	22	29
FHLB advances and notes payable	1,703	1,726	2,229	6,835	9,557
Subordinated debentures	488	532	486	1,980	2,577
Total interest expense	8,499	8,708	12,846	37,271	57,931

Net interest income	19,714	20,747	20,578	83,593	80,525

Provision for loan losses	25,646	36,823	6,402	71,107	50,246

Net interest income (loss) after provision for loan losses	(5,932)	(16,076)	14,176	12,486	30,279

Non-interest income:
Service charges on deposit accounts	4,896	6,651	6,141	24,179	23,738
Other charges and fees	635	417	540	1,791	1,999
Trust and investment services income	482	1,021	505	2,842	1,977
Mortgage banking income	250	212	91	703	383
Other income	795	728	619	3,122	3,042
Securities gains (losses), net
Realized gains (losses), net	-	-	482	-	1,415
Other-than-temporary impairment	-	-	(719)	(553)	(1,678)
Less non-credit portion recognized in other comprehensive income	-	-	475	460	702
Total securities gains (losses), net	-	-	238	(93)	439
Total non-interest income	7,058	9,029	8,134	32,544	31,578
Non-interest expense:
Employee compensation	8,087	8,266	7,540	31,990	30,611
Employee benefits	769	816	785	3,378	3,835
Occupancy expense	1,733	1,792	1,695	6,908	6,956
Equipment expense	728	742	694	2,846	3,092
Computer hardware/software expense	897	916	793	3,523	2,816
Professional services	853	741	676	2,777	2,108
Advertising	327	657	473	2,388	1,894
OREO maintenance expense	613	712	411	2,324	1,222
Collection and repossession expense	899	508	1,347	3,228	3,131
Loss on OREO and repossessed assets	21,922	6,538	1,151	29,895	8,156
FDIC insurance	996	1,099	891	4,155	4,960
Core deposit and other intangible amortization	647	646	646	2,584	2,750
Goodwill impairment	-	-	-	-	143,389
Other expenses	3,515	3,576	3,375	14,819	14,667
Total non-interest expense	41,986	27,009	20,477	110,815	229,587

Income (loss) before income taxes	(40,860)	(34,056)	1,833	(65,785)	(167,730)

Income taxes provision (benefit)	10,688	1,098	659	14,910	(17,036)

Net income (loss)	(51,548)	(35,154)	1,174	(80,695)	(150,694)

Preferred stock dividends and accretion of discount on warrants	1,250	1,251	1,250	5,001	4,982

Net income (loss) available to common shareholders	$(52,798)	$(36,405)	$(76)	$(85,696)	$(155,676)

Comprehensive income (loss)	$(53,173)	$(34,583)	$120	$(79,885)	$(149,842)

Per share of common stock:
Basic earnings (loss)	$(4.03)	$(2.78)	$(0.01)	$(6.54)	$(11.91)
Diluted earnings (loss)	$(4.03)	$(2.78)	$(0.01)	$(6.54)	$(11.91)
Dividends	$0.00	$0.00	$0.00	$0.00	$0.13

Weighted average shares outstanding:
Basic	13,097,611	13,097,611	13,070,216	13,093,847	13,068,407
Diluted(1)	13,097,611	13,097,611	13,070,216	13,093,847	13,068,407

(1)Diluted weighted average shares outstanding exclude 92,674, 94,267 and 101,258 of the restricted average shares for the three month periods ended December 31, 2010, September 30, 2010 and December 31, 2009 and exclude 92,979, 93,242 and 96,971 of the restricted average shares for the twelve and nine month periods ended December 31, 2010, September 30, 2010 and December 31, 2009 because their impact would be anti-dilutive.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
(UNAUDITED)

(Dollars in thousands except share and per share data)

	December 31,	December 31,	%
	2010	2009	Change
Financial Condition Data:

Assets	$2,406,040	$2,619,139	-8.14%
Loans, net of unearned interest	1,745,378	2,043,807	-14.60%
Cash and investments	509,415	382,578	33.15%
Federal funds sold	4,856	3,793	28.03%
Deposits	1,976,854	2,084,096	-5.15%
FHLB advances and notes payable	158,653	171,999	-7.76%
Subordinated debentures	88,662	88,662	0.00%
Repurchase agreements	19,413	24,449	-20.60%
Shareholders' equity	143,897	226,769	-36.54%
Common shareholders' equity (1)	75,776	160,034	-52.65%
Tangible common shareholders' equity (2)	69,025	150,699	-54.20%
Tangible shareholders' equity (3)	137,146	217,434	-36.93%

Ratios:
Common book value per share (1)	$5.75	$12.15	-52.67%
Tangible common book value per share (2)	$5.23	$11.44	-54.28%
Total tangible equity to tangible assets (3)(4)	5.72%	8.33%	-31.39%
Tangible common equity to tangible assets (2)(4)	2.88%	5.77%	-50.18%
Average equity to average assets	8.85%	11.09%	-20.20%
(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.
(3) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(4) Tangible assets is total assets less goodwill and intangible assets.

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2010	2009	% Change	2010	2009	% Change
Operating Data:

Total interest income	$28,213	$33,424	-15.59%	$120,864	$138,456	-12.71%
Total interest expense	8,499	12,846	-33.84%	37,271	57,931	-35.66%
Net interest income	19,714	20,578	-4.20%	83,593	80,525	3.81%
Provision for loan losses	25,646	6,402	300.59%	71,107	50,246	41.52%
Net interest income (loss) after provision for loan losses	(5,932)	14,176	-141.85%	12,486	30,279	-58.76%
Non-interest income	7,058	8,134	-13.23%	32,544	31,578	3.06%
Non-interest expense	41,986	20,477	105.04%	110,815	229,587	-51.73%
Income (loss) before income taxes	(40,860)	1,833	-2329.13%	(65,785)	(167,730)	60.78%
Income tax expense (benefit)	10,688	659	1521.85%	14,910	(17,036)	187.52%
Net income (loss)	(51,548)	1,174	-4490.80%	(80,695)	(150,694)	46.45%
Preferred stock dividend and accretion of discount on warrants	1,250	1,250	0.00%	5,001	4,982	0.38%
Net income (loss) available to common shareholders	$(52,798)	$(76)	-69371.05%	$(85,696)	$(155,676)	44.95%

Comprehensive income (loss)	$(53,173)	$120	-44410.83%	$(79,885)	$(149,842)	46.69%

Per Share of Common Stock:
Basic earnings (loss)	$(4.03)	$(0.01)	-40200.00%	$(6.54)	$(11.91)	45.09%
Diluted earnings (loss)	$(4.03)	$(0.01)	-40200.00%	$(6.54)	$(11.91)	45.09%
Dividends	$0.00	$0.00	0.00%	$0.00	$0.13	-100.00%

Weighted Average Shares Outstanding:
Basic	13,097,611	13,070,216		13,093,847	13,068,407
Diluted	13,097,611	13,070,216		13,093,847	13,068,407

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,
	2010	2010	2009	2010	2009
Key Financial Ratios:

Return on average assets	-8.54%	-5.86%	-0.01%	-3.41%	-5.59%
Return on average shareholders' equity	-108.58%	-62.23%	-0.13%	-38.56%	-50.44%
Return on average common shareholders' equity (1)	-167.55%	-87.78%	-0.19%	-55.35%	-64.25%
Return on average common tangible shareholders' equity (2)	-177.12%	-91.91%	-0.20%	-58.32%	-96.77%
Interest rate spread	3.76%	3.83%	3.26%	3.79%	3.19%
Net interest margin	3.77%	3.90%	3.37%	3.86%	3.34%
Efficiency Ratio	156.83%	90.71%	71.32%	95.42%	204.80%
(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

	December 31,	September 30,	December 31,
	2010	2010	2009
Asset Quality Ratios:
Nonperforming loans as a percentage of total loans,
net of unearned income	8.35%	6.73%	3.70%
Nonperforming assets as a percentage of total assets	8.56%	8.16%	5.07%
Allowance for loan losses as a percentage of total loans,
net of unearned income	3.83%	2.74%	2.45%
Allowance for loan losses as a percentage of
nonperforming loans	45.83%	40.76%	66.39%
Net charge-offs to average total loans, net of
unearned income	2.84%	2.31%	2.25%

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
December 31, 2010
(UNAUDITED)

Nonperforming Assets and Net Charge-offs				Asset Quality Ratios

As of and for the year ended December 31, 2010	Bank	Other	Total	As of and for the year ended December 31, 2010	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$2,094	$18	$2,112	Nonperforming loans as a percentage of total loans, net of unearned income	8.40%	1.30%	8.35%
Nonaccrual loans	143,153	554	143,707	Nonperforming assets as a percentage of total assets	8.34%	9.84%	8.56%
Other real estate owned and repossessed assets	55,164	4,931	60,095	Allowance for loan losses as a percentage of total loans, net of unearned income	3.68%	7.33%	3.83%
Total nonperforming assets	$200,411	$5,503	$205,914	Allowance for loan losses as a percentage of nonperforming loans	43.80%	562.24%	45.83%
				YTD net charge-offs to average total loans, net of unearned income	2.76%	4.20%	2.84%
YTD net charge-offs	$52,615	$1,823	$54,438

As of and for the year ended December 31, 2009	Bank	Other	Total	As of and for the year ended December 31, 2009	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$147	$-	$147	Nonperforming loans as a percentage of total loans, net of unearned income	3.69%	1.50%	3.70%
Nonaccrual loans	74,761	650	75,411	Nonperforming assets as a percentage of total assets	5.04%	2.02%	5.07%
Other real estate owned and repossessed assets	56,799	369	57,168	Allowance for loan losses as a percentage of total loans, net of unearned income	2.30%	8.05%	2.45%
Total nonperforming assets	$131,707	$1,019	$132,726	Allowance for loan losses as a percentage of nonperforming loans	62.29%	538.31%	66.39%
				Net charge-offs to average total loans, net of unearned income	2.15%	5.88%	2.25%
Net charge-offs	$46,394	$2,502	$48,896

GREEN BANKSHARES, INC.
Condensed Average Balances, Interest Rates and Yields
December 31, 2010

	Three Months Ended						Twelve Months Ended
	December 31,						December 31,
	2010			2009			2010			2009

	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:

Loans(1)(2)	1,676,376	26,558	6.29%	2,009,041	31,502	6.22%	1,833,865	113,788	6.20%	2,096,181	129,272	6.17%
Investment securities (2)	180,047	1,690	3.72%	161,588	1,918	4.71%	180,681	7,376	4.08%	189,377	9,546	5.04%
Other short-term investments	237,976	152	0.25%	275,243	193	0.28%	170,952	435	0.25%	147,918	376	0.25%
Total interest-earning assets	2,094,399	28,400	5.38%	2,445,872	33,613	5.45%	2,185,498	121,599	5.56%	2,433,476	139,194	5.72%

Non-interest earning assets	357,387			290,294			325,948			349,179
Total assets	2,451,786			2,736,166			2,511,446			2,782,655

Interest-bearing liabilities:
Deposits:
Interest checking, money market and savings	1,018,134	2,517	0.98%	907,257	2,521	1.10%	980,878	9,924	1.01%	784,135	10,078	1.29%
Time deposits	778,060	3,786	1.93%	1,096,099	7,603	2.75%	841,458	18,510	2.20%	1,166,640	35,690	3.06%
Total interest bearing-deposits	1,796,194	6,303	1.39%	2,003,356	10,124	2.00%	1,822,336	28,434	1.56%	1,950,775	45,768	2.35%

Securities sold under repurchase and short-term borrowings	20,848	5	0.10%	25,631	7	0.11%	22,338	22	0.10%	28,049	29	0.10%
Notes payable	169,910	1,703	3.98%	206,324	2,229	4.29%	171,229	6,835	3.99%	221,282	9,557	4.32%
Subordinated debentures	88,662	488	2.18%	88,662	486	2.17%	88,662	1,980	2.23%	88,662	2,577	2.91%
Total interest-bearing liabilities	2,075,614	8,499	1.62%	2,323,973	12,846	2.19%	2,104,565	37,271	1.77%	2,288,768	57,931	2.53%

Non-interest bearing liabilities:
Demand Deposits	167,201			159,951			166,814			162,765
Other Liabilities	16,060			22,834			17,854			22,477
Total non-interest bearing liabilities	183,261			182,785			184,668			185,242

Total liabilities	2,258,875			2,506,758			2,289,233			2,474,010

Shareholders' equity	192,911			229,408			222,213			308,645

Total liabilities & shareholders' equity	2,451,786			2,736,166			2,511,446			2,782,655

Net interest income		19,901			20,767			84,328			81,263

Interest rate spread			3.76%			3.26%			3.79%			3.19%

Net yield on interest- earning assets (net interest margin)			3.77%			3.37%			3.86%			3.34%

(1)Average loan balances exclude nonaccrual loans for the periods presented.

(2)Fully Taxable Equivalent (“FTE”) at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
December 31, 2010
(UNAUDITED)

	December 31, 2010		September 30, 2010
Loans	Balance	%	Balance	%	% Change
Commercial	$222,927	12.67%	$240,314	13.14%	-7.24%
Commercial real estate	1,080,805	61.41%	1,143,654	62.92%	-5.50%
Residential real estate	378,783	21.52%	385,950	19.78%	-1.86%
Consumer	75,498	4.29%	76,792	4.04%	-1.69%
Other	1,913	0.11%	3,440	0.13%	-44.39%
Total loans	1,759,926	100.00%	1,850,150	100.00%	-4.88%

Less: Unearned income	(14,548)		(14,559)
Loans, net of unearned income	$1,745,378		$1,835,591

Loan Balances by Geographical Region and Operating Subsidiaries

	December 31, 2010		September 30, 2010
	Loan	% to	Loan	% to
	Balance	Total Loans	Balance	Total Loans	% Change

Northeastern Tennessee Region(1)	$522,218	29.92%	$526,219	28.93%	-0.76%
East Tennessee Region	508,269	29.12%	563,997	30.98%	-9.88%
Middle Tennessee Region	671,005	38.45%	701,925	37.83%	-4.41%

GCB Acceptance Corporation	19,062	1.09%	19,104	1.00%	-0.22%
Superior Financial Services, Inc.	24,824	1.42%	24,346	1.27%	1.96%

Loans, net of unearned income	$1,745,378	100.00%	$1,835,591	100.00%	-4.91%
(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina

	December 31, 2010		September 30, 2010
Deposits	Balance	%	Balance	%	% Change
Non-interest bearing demand	$152,752	7.73%	$165,642	8.56%	-7.78%
Interest bearing demand	695,451	35.18%	673,904	33.49%	3.20%
Money market and savings	345,565	17.47%	324,161	15.39%	6.60%
Retail time	473,386	23.95%	463,800	25.95%	2.07%
Jumbo time	309,700	15.67%	289,037	16.61%	7.15%
Total	$1,976,854	100.00%	$1,916,544	100.00%	3.15%

Deposit Balances by Geographical Region

	December 31, 2010		September 30, 2010
	Balance	%	Balance	%	% Change
Northeastern Tennessee Region(1)	$712,676	36.05%	$694,111	36.39%	2.67%
East Tennessee Region	323,481	16.36%	314,773	16.09%	2.77%
Middle Tennessee Region	940,697	47.59%	907,660	47.52%	3.64%

Total	$1,976,854	100.00%	$1,916,544	100.00%	3.15%
(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina